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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 20, 1996 (May 16, 1996)


                                A+ NETWORK, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Tennessee                     0-22238               62-1225322
       ---------------                ------------        -------------------
       (State or Other                (Commission          (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)        Identification No.)

      40 South Palafox Street
        Pensacola, Florida                                  32501
      -----------------------                             ----------
       (Address of Principal                              (Zip Code)
        Executive Offices)


        Registrant's Telephone Number,                  (904) 438-1653
             Including Area Code:                       --------------


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                        Exhibit Index located on Page 5

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Item 5. OTHER EVENTS

     On May 16, 1996, A+ Network, Inc., a Tennessee corporation (the "Company"), entered into an Agreement and Plan of Merger with Metrocall, Inc., a Delaware corporation ("Metrocall"), pursuant to which the Company will be merged into Metrocall, with Metrocall to be the surviving corporation.

     The press release describing the transaction is attached hereto as Exhibit
1. The Agreement and Plan of Merger is attached hereto as Exhibit 2. The Shareholders' Option and Sale Agreement is attached hereto as Exhibit 3.


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         1    Form of press release issued by A+ Network, Inc. on May 16, 1996.

         2 Agreement and Plan of Merger, dated May 16, 1996, between Metrocall, Inc. and A+ Network, Inc.

         3    Shareholders' Option and Sale Agreement




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           A+ NETWORK, INC.




Dated:  May 20, 1996                       By: /s/ Charles A. Emling III
                                              -----------------------------
                                               Charles A. Emling III
                                               President, Chief Executive
                                               Officer and Director




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                               INDEX TO EXHIBITS



                                                                Sequentially
                                                                  Numbered
Exhibit No.                            Exhibit                      Page
- -----------                            -------                  ------------

1                     Form of press release issued by
                      A+ Network, Inc. on May 16, 1996

2                     Agreement and Plan of Merger,
                      dated May 16, 1996, between
                      Metrocall, Inc. and A+ Network Inc.

3                     Shareholders' Option and Sale Agreement



